                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32

Long-term
investment
strategies can
help you
cope with
uncertain markets.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-------------------------------
NYSE Ticker Symbol - VMO
-------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
Six-month total return                                12.02%      5.15%
---------------------------------------------------------------------------
One-year total return                                 18.97%     12.70%
---------------------------------------------------------------------------
Five-year average annual total return                  8.38%      7.01%
---------------------------------------------------------------------------
Life-of-Fund average annual total return               6.41%      7.15%
---------------------------------------------------------------------------
Commencement date                                               4/24/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          6.05%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.45%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               3.445%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                                3.50%
---------------------------------------------------------------------------
Net asset value                                                  $16.68
---------------------------------------------------------------------------
Closing common stock price                                       $14.88
---------------------------------------------------------------------------
Six-month high common stock price (04/04/01)                     $15.59
---------------------------------------------------------------------------
Six-month low common stock price (11/28/00)                      $13.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  71.1%   [PIE CHART]
- AA/Aa..............  12.9%
- A/A................   7.9%
- BBB/Baa............   6.1%
- Non-Rated..........   2.0%
As of October 31, 2000
- AAA/Aaa............  66.8%   [PIE CHART]
- AA/Aa..............   9.9%
- A/A................  15.7%
- BBB/Baa............   6.5%
- Non-Rated..........   1.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.075
12/00                                                                            0.075
1/01                                                                             0.075
2/01                                                                             0.075
3/01                                                                             0.075
4/01                                                                             0.075

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                            14.00                              15.20
Health Care                                                                13.80                              10.90
Transportation                                                             12.60                               9.60
Wholesale Electric                                                         12.50                              12.70
Retail Electric/Gas/Telephone                                               9.00                               6.70

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9400                            14.9400
                                                                          15.5900                            14.8750
                                                                          15.7500                            15.1250
12/92                                                                     15.6500                            15.0000
                                                                          16.4700                            15.8750
                                                                          16.9500                            15.8750
                                                                          17.4400                            16.2500
12/93                                                                     17.4400                            16.0000
                                                                          15.4100                            14.1250
                                                                          15.2500                            14.6250
                                                                          14.9900                            13.3750
12/94                                                                     14.3000                            12.7500
                                                                          15.6100                            14.0000
                                                                          15.2300                            13.8750
                                                                          15.4800                            13.5000
12/95                                                                     16.6200                            13.5000
                                                                          15.8200                            13.7500
                                                                          15.6200                            13.5000
                                                                          15.9600                            13.6250
12/96                                                                     16.2400                            13.5000
                                                                          15.9400                            13.7500
                                                                          16.4600                            14.5620
                                                                          16.9400                            15.1250
12/97                                                                     17.3300                            15.5000
                                                                          17.3000                            15.6250
                                                                          17.2600                            15.6250
                                                                          17.8100                            16.6875
12/98                                                                     17.5400                            16.6875
                                                                          17.3800                            16.5625
                                                                          16.5400                            15.1250
                                                                          16.0500                            13.8750
12/99                                                                     15.5000                            13.1250
                                                                          15.9000                            13.2500
                                                                          15.9000                            13.6250
                                                                          16.1400                            14.1250
12/00                                                                     17.0500                            14.6250
                                                                          17.2000                            15.2300
4/01                                                                      16.6800                            14.8800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. DENNIS S. PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE AUGUST 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in
late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    In this fluctuating market, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.075 per share translates to a distribution rate of 6.05 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.45 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 12.02 percent based on market price. This reflects an increase in market price from $13.6875 per share on October 31, 2000, to $14.88 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  HOW DID YOU REACT TO
   THESE CONDITIONS IN
   MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio remained relatively steady over the course of the reporting period. In some cases, credit rating upgrades were awarded to issuers with improving credit characteristics--and their presence in the portfolio helped enhance its overall quality.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    The portfolio also held some older airline bonds which, because they were issued when interest rates were higher, had relatively high coupon yields compared to the current rate environment. Unfortunately, these bonds were called by the issuers during this past reporting period, so we lost the income they provided. On the other hand, we made some changes that improved the call protection of the portfolio, primarily by selling bonds scheduled to be refunded in 2001 or early 2002. Rather than waiting for these issues to be called or prerefunded, we sold them when we believed the selling price outweighed their relative contribution to the portfolio.

    When replacing these securities, we sought out issues that we believed would provide good income and relative value. Most often, these new investments were in premium bonds priced to an early call date, giving us the yield associated with a longer maturity (usually in the 12-to-18-year range) but the price sensitivity of a bond with a shorter maturity (due to call dates in the 10-to-11-year range). Because these types of bonds tend to be somewhat less volatile, we believe these opportunities to invest in high-grade securities offered a good balance of risk and reward.

    We selectively purchased some higher-yielding health care issues in the BBB rated sector, seeking to replace some of the earning power lost when the seasoned airline bonds were called out of the portfolio.

Q  HOW DID THESE STRATEGIES
   AFFECT THE COMPOSITION OF
   THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated AAA or AA was 84.0 percent of total long-term investments. This includes the trust's increased allocation of AAA rated securities (the highest rating category), which climbed to 71.1 percent as of April 30, 2001, up from 66.8 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 6.1 percent, down by
0.4 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--14.0 percent of long-term investments--consisted of general-purpose bonds as of April 30, 2001, although this represented a 1.2 percent decrease over the period. Health-care bonds became the trust's second largest holding, representing 13.8 percent of long-term investments, up from
10.9 percent as of October 31, 2000.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate-cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value
of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.3%
          ALABAMA  1.2%
$5,100    Jefferson Cnty, AL Swr Rev Cap Impt Warrants
          Ser A (FGIC Insd)...........................  5.125%   02/01/39   $  4,746,315
   384    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (a) (b).....  6.950    01/01/20         19,219
                                                                            ------------
                                                                               4,765,534
                                                                            ------------
          CALIFORNIA  2.3%
   740    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................  7.800    02/01/28        840,233
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *       09/01/17      2,042,850
10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/21      2,908,700
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (c)........... 0/7.050   01/01/10      3,743,120
                                                                            ------------
                                                                               9,534,903
                                                                            ------------
          COLORADO  2.8%
 2,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)...  7.000    08/31/26      2,303,880
 1,000    Colorado Hlth Facs Auth Rev Hosp Portercare
          Adventist Hlth..............................  6.500    11/15/31        984,310
 1,000    Colorado Hsg Fin Auth Multi-Family Hsg Ins
          Mtg Ser B2..................................  5.800    10/01/28      1,004,090
 1,081    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A2......................................  7.250    05/01/27      1,169,318
   735    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A3......................................  7.000    11/01/24        765,363
   885    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser C1......................................  7.550    11/01/27        949,428
 1,000    Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd).......................................  6.250    11/15/07      1,097,300
 1,005    Greeley, CO Multi-Family Rev Hsg Mtg Creek
          Stone (FHA Gtd).............................  5.950    07/01/28      1,016,608

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$1,000    Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
          Insd).......................................  6.500%   06/15/11   $  1,151,040
 1,650    Metropolitan Football Stadium Dist CO Sales
          Tax Rev Cap Apprec Ser A (MBIA Insd)........   *       01/01/11      1,020,624
                                                                            ------------
                                                                              11,461,961
                                                                            ------------
          CONNECTICUT  1.6%
 3,250    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)..................  6.600    07/01/24      3,410,160
 1,000    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A Private Placement (d)...........  6.400    09/01/11      1,059,200
   840    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A Private Placement (Escrowed to
          Maturity) (d)...............................  6.500    09/01/06        943,169
 1,000    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A Private Placement (Prerefunded @
          09/01/07) (d)...............................  6.400    09/01/11      1,136,600
                                                                            ------------
                                                                               6,549,129
                                                                            ------------
          FLORIDA  1.1%
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................  5.950    07/01/20      2,126,460
 2,375    North Broward, FL Hosp Dist Rev Impt........  6.000    01/15/31      2,318,475
                                                                            ------------
                                                                               4,444,935
                                                                            ------------
          GEORGIA  2.7%
 2,694    Fulton Cnty, GA Lease Rev, 144A Private
          Placement (d)...............................  7.250    06/15/10      3,010,763
 7,000    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd).......................................  6.500    01/01/20      8,055,390
                                                                            ------------
                                                                              11,066,153
                                                                            ------------
          ILLINOIS  11.3%
 2,000    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd).......................................   *       01/01/23        567,180
 6,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................   *       12/01/26      1,331,280
 2,000    Chicago, IL Brd of Ed (FGIC Insd)...........  5.500    12/01/31      2,000,640
 5,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A Rfdg (MBIA Insd)..........  6.375    01/01/12      5,402,850
 2,000    Chicago, IL Pk Dist Hbr Facs Rev............  5.875    01/01/16      2,095,980
 5,000    Chicago, IL Proj Ser A (MBIA Insd)..........  5.000    01/01/41      4,520,150
 6,400    Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd).......................................  5.000    06/01/09      6,574,464
   790    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized).......................  7.000    09/01/27        875,818

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  610    Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized).......................  7.625%   09/01/27   $    696,943
 1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
          Insd).......................................  5.750    01/01/25      1,030,190
 2,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)....  5.000    11/15/23      1,875,820
 2,000    Cook Cnty, IL Cmnty Cap Apprec (FSA Insd)...   *       12/01/10      1,250,420
 2,000    Cook Cnty, IL Ser A (FGIC Insd).............  5.125    11/15/26      1,906,920
 2,500    Du Page Cnty, IL Trans Rev (FSA Insd) (e)...  5.750    01/01/17      2,612,350
 3,285    Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj (Prerefunded @ 11/15/04).....  8.125    11/15/19      3,800,154
 1,000    Illinois Hsg Dev Auth Rev Homeowner Mtg
          G2..........................................  6.050    08/01/29      1,030,820
 2,000    Lake Cnty, IL Fst Presv Dist Land
          Acquisition & Dev...........................  5.000    12/15/20      1,911,940
 1,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
          Insd).......................................  5.500    12/15/24      1,004,320
 2,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Plan Expn Proj Rfdg
          (FGIC Insd).................................  5.250    12/15/28      1,936,160
 1,410    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd).................................  6.400    12/01/03      1,505,344
 1,865    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd).................................  6.500    12/01/05      2,057,281
                                                                            ------------
                                                                              45,987,024
                                                                            ------------
          INDIANA  1.6%
 3,270    Allen Cnty, IN War Mem Coliseum Ser A (AMBAC
          Insd).......................................  5.500    11/01/16      3,344,164
 1,210    North Adams, IN Cmnty Sch Cap Apprec First
          Mtg (FSA Insd)..............................   *       01/15/16        538,559
 2,500    Purdue Univ, IN Univ Rev Student Fee Ser B
          (Prerefunded @ 01/01/05)....................  6.750    07/01/09      2,811,375
                                                                            ------------
                                                                               6,694,098
                                                                            ------------
          IOWA  0.5%
 1,890    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd).......................................  5.750    06/01/17      1,967,887
                                                                            ------------

          KENTUCKY  1.9%
 1,475    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd).......................................  6.200    03/01/08      1,607,912
 1,250    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................  5.625    07/01/13      1,326,950

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          KENTUCKY (CONTINUED)
$2,345    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................  5.625%   07/01/14   $  2,473,600
 2,000    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Ser A Rfdg (AMBAC Insd)................  5.500    07/01/13      2,132,520
                                                                            ------------
                                                                               7,540,982
                                                                            ------------
          MAINE  0.7%
 1,725    Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A1..........................................  7.000    12/01/16      1,788,652
   950    Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A2..........................................  7.150    12/01/16        986,451
                                                                            ------------
                                                                               2,775,103
                                                                            ------------
          MARYLAND  0.2%
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A.................  5.750    06/01/29        928,540
                                                                            ------------

          MASSACHUSETTS  1.4%
 1,000    Massachusetts St Grant Antic Nts Ser A......  5.750    06/15/15      1,059,430
 1,500    Massachusetts St Hlth & Edl Fac Auth Rev
          Partners Hlthcare Sys Ser C.................  5.750    07/01/32      1,452,795
 3,000    Plymouth Cnty, MA Ctfs Partn Ser A
          (Prerefunded @ 10/01/02)....................  7.000    04/01/22      3,206,820
                                                                            ------------
                                                                               5,719,045
                                                                            ------------
          MICHIGAN  1.7%
 2,000    Michigan St Ctfs Partn (AMBAC Insd).........  5.500    06/01/27      2,013,120
 4,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd).............  6.875    09/01/22      4,734,045
                                                                            ------------
                                                                               6,747,165
                                                                            ------------
          MINNESOTA  0.3%
 1,000    Chaska, MN Elec Rev Ser A...................  6.100    10/01/30      1,039,050
                                                                            ------------

          MISSISSIPPI  1.6%
 3,730    Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized).................  7.600    06/01/29      4,251,156
 1,950    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized).................  7.550    12/01/27      2,140,105
                                                                            ------------
                                                                               6,391,261
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MISSOURI  0.9%
$  300    Saint Louis Cnty, MO Single Family Mtg Rev
          (MBIA Insd).................................  6.900%   04/01/16   $    312,147
 3,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)......  6.200    06/01/10      3,392,310
                                                                            ------------
                                                                               3,704,457
                                                                            ------------
          NEVADA  2.4%
 4,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd) (f).......................  6.700    06/01/22      4,181,160
 5,750    Director St NV Dept Bus & Ind Las Vegas
          Monorail Proj (AMBAC Insd)..................  5.375    01/01/40      5,541,390
                                                                            ------------
                                                                               9,722,550
                                                                            ------------
          NEW HAMPSHIRE  0.6%
 2,500    New Hampshire Hlth & Ed Fac Univ Sys of NH
          (AMBAC Insd)................................  5.500    07/01/15      2,606,900
                                                                            ------------

          NEW JERSEY  5.7%
20,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)........................  5.900    03/15/21     21,759,400
 1,395    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)..........  7.000    07/01/04      1,526,800
                                                                            ------------
                                                                              23,286,200
                                                                            ------------
          NEW MEXICO  1.2%
   390    Hobbs, NM Single Family Mtg Rev Rfdg........  8.750    07/01/11        419,527
 4,150    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm Ser G (GNMA Collateralized).............  7.250    07/01/26      4,377,129
                                                                            ------------
                                                                               4,796,656
                                                                            ------------
          NEW YORK  13.8%
 2,000    Metropolitan Tran Auth NY Commuter Fac Rev
          Contract....................................  5.500    07/01/14      2,088,880
 1,440    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................  6.100    01/01/09      1,509,970
 3,000    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................  6.000    01/01/15      3,111,330
 7,300    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev (MBIA Insd).........................  4.750    06/15/25      6,642,781
10,000    New York City Ser A.........................  7.000    08/01/07     11,422,200
 3,000    New York City Ser A Rfdg....................  7.000    08/01/05      3,344,160
 2,500    New York St Dorm Auth Rev Hosp NY &
          Presbyterian (AMBAC Insd)...................  4.750    08/01/27      2,240,300
 1,500    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A...................................  5.750    08/15/12      1,593,105

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,500    New York St Dorm Auth Rev St Univ Edl Facs
          Ser B (FSA Insd)............................  5.250%   05/15/13   $  2,621,775
 1,820    New York St Mtg Agy Rev Homeowner Mtg Ser
          58..........................................  6.400    04/01/27      1,914,968
 2,665    New York St Mtg Agy Rev Homeowner Mtg Ser
          69..........................................  5.500    10/01/28      2,664,867
 2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90..........................................  6.350    10/01/30      2,124,580
 6,400    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Bldg..............................  5.750    04/01/09      6,859,456
 3,500    Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd).......................................  6.650    01/15/23      3,794,350
 4,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............  5.750    12/01/22      4,163,240
                                                                            ------------
                                                                              56,095,962
                                                                            ------------
          NORTH CAROLINA  3.9%
 1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D...................................  6.700    01/01/19      1,582,335
11,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Indexed Caps Rfdg (MBIA Insd)
          (f).........................................  6.000    01/01/12     12,105,720
 2,320    Raleigh Durham, NC Arpt Rev Ser A (FGIC
          Insd).......................................  5.250    11/01/16      2,353,895
                                                                            ------------
                                                                              16,041,950
                                                                            ------------
          NORTH DAKOTA  0.3%
 1,300    North Dakota St Hsg Fin Agy Ser C...........  5.550    07/01/29      1,290,367
                                                                            ------------

          OHIO  2.1%
 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
          Stad Proj (c)...............................0/6.500    12/01/07      1,036,390
 1,190    Bowling Green St Univ OH (FGIC Insd)........  5.750    06/01/14      1,273,110
   500    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................  7.500    01/01/30        519,670
 3,000    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd)...........................  6.000    11/15/07      3,290,760
 1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............  6.375    04/01/29      1,049,730
 1,250    University Cincinnati OH Gen Rcpts Ser A
          (FGIC Insd) (e).............................  5.000    06/01/20      1,203,075
                                                                            ------------
                                                                               8,372,735
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          OKLAHOMA  2.0%
$1,300    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg (FSA
          Insd).......................................  5.750%   07/01/30   $  1,345,955
 1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
          (AMBAC Insd)................................  6.250    11/01/22      1,089,040
 2,000    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Cent Proj Rfdg (Connie Lee Insd)............  6.125    06/01/05      2,162,980
 3,140    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Cent Proj Rfdg (Connie Lee Insd)............  6.250    06/01/08      3,501,351
                                                                            ------------
                                                                               8,099,326
                                                                            ------------
          OREGON  0.5%
 2,065    Washington & Clackamas Cntys, OR Sch Dist No
          23 (FGIC Insd) (e)..........................  5.000    06/01/09      2,147,745
                                                                            ------------

          PENNSYLVANIA  7.4%
 6,655    Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj Ser B.......................  6.875    10/01/17      6,740,783
 7,500    Geisinger Auth PA Hlth Sys Ser A
          (Prerefunded @ 07/01/02)....................  6.400    07/01/22      7,904,850
 1,000    Harrisburg, PA Cap Apprec Rfdg Nts Ser F
          (AMBAC Insd)................................   *       03/15/15        476,540
 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd).......................................   *       03/15/16        835,222
 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd).......................................   *       09/15/15        865,323
 1,750    Pennsylvania St Tpk Comm Oil Franchise Tax
          Rev SubSer B (AMBAC Insd)...................  4.750    12/01/27      1,563,205
 3,000    Philadelphia, PA Gas Wks Rev First Ser A
          (FSA Insd)..................................  5.000    07/01/26      2,806,320
 1,000    Philadelphia, PA Sch Dist Ser A (FSA
          Insd).......................................  5.750    02/01/13      1,072,810
 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)...........  5.000    02/01/29      4,696,550
 3,500    Southeastern PA Trans Auth PA Spl Rev Ser A
          (FGIC Insd).................................  4.750    03/01/24      3,128,545
                                                                            ------------
                                                                              30,090,148
                                                                            ------------
          SOUTH DAKOTA  0.7%
 1,375    Deadwood, SD Ctfs Partn (ACA Insd)..........  6.375    11/01/20      1,410,324
 1,285    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........  5.400    08/01/13      1,323,961
                                                                            ------------
                                                                               2,734,285
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          TENNESSEE  0.6%
$1,000    Elizabethton, TN Hlth & Edl Facs Brd Rev
          Rfdg & Impt Hosp First Mtg Ser B............  8.000%   07/01/33   $  1,052,860
 1,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd).......................................  7.500    07/01/25      1,198,870
                                                                            ------------
                                                                               2,251,730
                                                                            ------------
          TEXAS  7.6%
    20    Austin, TX Utility Sys Rev Prerfdg Comb
          (Escrowed to Maturity) (AMBAC Insd).........  6.500    11/15/05         22,228
   980    Austin, TX Utility Sys Rev Comb (AMBAC
          Insd).......................................  6.500    11/15/05      1,079,744
 1,000    Brazos River Auth TX Rev Houston Lighting &
          Pwr Co Proj Rfdg (AMBAC Insd)...............  5.050    11/01/18        956,870
 2,545    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd).......................................  5.375    02/15/17      2,553,628
 3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
          B Rfdg (AMBAC Insd).........................  5.875    02/15/29      3,049,530
 2,525    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc. ..................  7.625    11/01/21      2,607,971
 4,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc. ..................  7.000    11/01/01      4,549,590
 1,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (FGIC Insd).................................  5.750    11/01/30      1,521,630
 5,000    Ector Cnty, TX Hosp Dist Hosp Rev
          (Prerefunded @ 04/15/02)....................  7.300    04/15/12      5,288,550
 1,500    Houston, TX Arpt Sys Rev Sub Lien Ser B
          (FGIC Insd).................................  5.000    07/01/25      1,380,540
 3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
          Insd).......................................  5.625    07/01/30      3,010,380
 1,500    Metropolitan Hlth Facs Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................  7.250    01/01/31      1,488,930
 1,750    Sabine River Auth TX Pollutn Ctl Rev TX Elec
          Proj Ser A Rfdg.............................  6.450    06/01/21      1,761,987
 1,515    Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs, 144A Private Placement (d)............  7.250    08/15/11      1,539,020
                                                                            ------------
                                                                              30,810,598
                                                                            ------------
          VIRGINIA  2.1%
 8,200    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd).............  6.250    07/01/20      8,432,224
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE

          WASHINGTON  9.5%
$9,850    Bellevue, WA Convention Cent Comp Int Rfdg
          (MBIA Insd).................................   *       02/01/25   $  2,527,214
 3,750    Chelan Cnty, WA Pub Util Dist No 001 Cons
          Rev Chelan Hydro Ser A (MBIA Insd)..........  5.600%   01/01/36      3,696,037
 5,000    Energy Northwest WA Elec Rev Columbia
          Generating Rfdg Ser A (FSA Insd)............  5.500    07/01/16      5,119,100
 2,000    Port Seattle, WA Rev Ser B (MBIA Insd)......  5.625    02/01/24      2,018,480
 1,400    Seattle, WA Wtr Sys Rev (FGIC Insd).........  5.250    03/01/24      1,359,120
10,975    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A (MBIA Insd).............  5.700    07/01/17     11,163,002
10,000    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser B Rfdg (MBIA Insd)........  5.600    07/01/15     10,171,000
 5,125    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd)........   *       07/01/14      2,537,387
                                                                            ------------
                                                                              38,591,340
                                                                            ------------
          WEST VIRGINIA  2.1%
 8,000    Harrison Cnty, WV Cmnty Solid Waste Disp Rev
          West Penn Pwr Co Proj Ser A (MBIA Insd).....  6.875    04/15/22      8,356,000
                                                                            ------------

          WISCONSIN  1.7%
 1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
          Co Proj Ser A...............................  6.750    04/01/27      1,040,530
 1,500    Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd)........  5.500    12/15/20      1,550,160
 3,000    Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Ser F...................................  5.250    07/01/29      2,815,530
 1,500    Wisconsin Hsg & Econ Dev Ser G..............  5.950    03/01/31      1,530,825
                                                                            ------------
                                                                               6,937,045
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          WYOMING  0.3%
$1,080    Wyoming Cmnty Dev Auth Hsg Rev Ser 2........  6.350%   06/01/29   $  1,122,217
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $372,689,443)....................................................    399,103,205
SHORT-TERM INVESTMENTS  0.8%
  (Cost $3,100,000)......................................................      3,100,000
                                                                            ------------
TOTAL INVESTMENTS  99.1%
  (Cost $375,789,443)....................................................    402,203,205
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%...............................      3,841,762
                                                                            ------------
NET ASSETS 100.0%........................................................   $406,044,967
                                                                            ============

*  Zero coupon bond

(a) Non-income producing security.

(b) Issuer has filed for protection in federal bankruptcy court.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Securities purchased on a when-issued or delayed delivery basis.

(f) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $375,789,443).......................    $402,203,205
Cash........................................................         314,669
Receivables:
  Interest..................................................       6,257,237
  Investments Sold..........................................       4,248,504
Other.......................................................           6,741
                                                                ------------
    Total Assets............................................     413,030,356
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,012,397
  Income Distributions--Preferred Shares....................         321,364
  Investment Advisory Fee...................................         224,074
  Administrative Fee........................................          68,946
  Affiliates................................................           6,968
Accrued Expenses............................................         206,940
Trustees' Deferred Compensation and Retirement Plans........         144,700
                                                                ------------
    Total Liabilities.......................................       6,985,389
                                                                ------------
NET ASSETS..................................................    $406,044,967
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $25,000 per share)........................................    $150,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................         153,529
Paid in Surplus.............................................     226,719,758
Net Unrealized Appreciation.................................      26,413,762
Accumulated Net Realized Gain...............................       1,404,959
Accumulated Undistributed Net Investment Income.............       1,352,959
                                                                ------------
    Net Assets Applicable to Common Shares..................     256,044,967
                                                                ------------
NET ASSETS..................................................    $406,044,967
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($256,044,967 divided by
  15,352,891 shares outstanding)............................    $      16.68
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,857,223
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,320,502
Administrative Fee..........................................      406,309
Preferred Share Maintenance.................................      196,475
Trustees' Fees and Related Expenses.........................       21,161
Legal.......................................................       14,732
Custody.....................................................       11,145
Other.......................................................      120,465
                                                              -----------
    Total Expenses..........................................    2,090,789
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,766,434
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,405,209
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   24,850,357
  End of the Period.........................................   26,413,762
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,563,405
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,968,614
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $15,735,048
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  9,766,434        $ 19,498,276
Net Realized Gain..................................      4,405,209             348,640
Net Unrealized Appreciation During the Period......      1,563,405           9,733,019
                                                      ------------        ------------
Change in Net Assets from Operations...............     15,735,048          29,579,935
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (6,908,680)        (13,816,735)
  Preferred Shares.................................     (2,882,187)         (6,179,876)
                                                      ------------        ------------
Total Distributions................................     (9,790,867)        (19,996,611)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      5,944,181           9,583,324

NET ASSETS:
Beginning of the Period............................    400,100,786         390,517,462
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,352,959
  and $1,377,392, respectively)....................   $406,044,967        $400,100,786
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,    ------------------
                                                         2001        2000      1999
                                                      -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........    $16.29     $  15.67   $ 17.61
                                                        ------     --------   -------
  Net Investment Income.............................       .64         1.27      1.25
  Net Realized and Unrealized Gain/Loss.............       .39          .65     (1.97)
                                                        ------     --------   -------
Total from Investment Operations....................      1.03         1.92      (.72)
                                                        ------     --------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................       .45          .90       .90
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................       .19          .40       .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................       -0-          -0-       -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................       -0-          -0-       -0-
                                                        ------     --------   -------
Total Distributions.................................       .64         1.30      1.22
                                                        ------     --------   -------
NET ASSET VALUE, END OF THE PERIOD..................    $16.68     $  16.29   $ 15.67
                                                        ======     ========   =======

Market Price Per Share at End of the Period.........    $14.88     $13.6875   $ 13.50
Total Investment Return at Market Price (b).........    12.02%**      8.28%   -13.29%
Total Return at Net Asset Value (c).................     5.15%**     10.03%    -6.16%
Net Assets at End of the Period (In millions).......    $406.0     $  400.1   $ 390.5
Ratio of Expenses Average Net Assets Applicable to
  Common Shares*....................................     1.62%        1.68%     1.62%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................     5.35%        5.49%     5.48%
Portfolio Turnover..................................       17%**        29%       30%
 * Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................     1.03%        1.03%     1.03%
** Non-annualized

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                                APRIL 24, 1992
                                                                (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                          OF INVESTMENT
------------------------------------------------------------    OPERATIONS) TO
     1998      1997      1996     1995      1994      1993     OCTOBER 31, 1992
-------------------------------------------------------------------------------
    $16.96   $  16.12   $15.85   $ 14.39   $ 17.30   $ 14.99        $14.77
    ------   --------   ------   -------   -------   -------        ------
      1.26       1.26     1.27      1.28      1.30      1.36           .61
       .64        .83      .27      1.58     (2.92)     2.33           .09
    ------   --------   ------   -------   -------   -------        ------
      1.90       2.09     1.54      2.86     (1.62)     3.69           .70
    ------   --------   ------   -------   -------   -------        ------
       .90        .90      .91      1.01      1.02      1.02           .34
       .35        .35      .36       .39       .27       .28           .14
       -0-        -0-      -0-       -0-       -0-       .06           -0-
       -0-        -0-      -0-       -0-       -0-       .02           -0-
    ------   --------   ------   -------   -------   -------        ------
      1.25       1.25     1.27      1.40      1.29      1.38           .48
    ------   --------   ------   -------   -------   -------        ------
    $17.61   $  16.96   $16.12   $ 15.85   $ 14.39   $ 17.30        $14.99
    ======   ========   ======   =======   =======   =======        ======

    $16.50   $15.0625   $13.75   $13.625   $ 13.00   $16.375        $14.50
    15.91%     16.54%    7.72%    12.70%   -14.96%    20.85%        -1.16%**
     9.35%     11.11%    7.61%    17.74%   -11.30%    23.17%         2.10%**
    $420.3   $  410.3   $397.5   $ 393.3   $ 370.9   $ 415.6        $380.1
     1.61%      1.64%    1.66%     1.75%     1.69%     1.62%         1.54%
     5.24%      5.51%    5.73%     5.87%     6.43%     6.51%         5.82%
       29%        49%      85%       70%       76%       52%           53%**
     1.03%      1.03%    1.03%     1.06%     1.05%     1.02%         1.04%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $513,918.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $3,000,250, which will expire between October 31, 2003 and October 31, 2007.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $375,789,443; the aggregate gross unrealized appreciation is $27,914,075 and the aggregate gross unrealized depreciation is $1,500,313, resulting in net unrealized appreciation on long- and short-term investments of $26,413,762.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

(collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $22,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,213,918 and $73,677,954, respectively.

4. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in two series of 3,000 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 2001, was 3.4725%. During the six months ended April 30, 2001, the rates ranged from 3.40% to 4.45%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.